Exhibit 10.14

SECURITIES PURCHASE AND EXCHANGE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this “AGREEMENT,” “PURCHASE AGREEMENT,” or “SECURITIES PURCHASE AGREEMENT”), dated as of                                  , by and among CALLISTO PHARMACEUTICALS, INC., a Delaware corporation, (“COMPANY”), and                                                                                        (the “BUYER”).

WHEREAS:

  A.       The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D (“REGULATION D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 ACT” or the “Securities Act”);

  B.       Buyer and other buyers desire to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, (i) secured 11% notes of the Company due April 15, 2010 (the “Notes”) and (ii) to issue Warrants (as defined in Section 1(b)(iv) in the form described in this Agreement, to purchase shares of Common Stock of the Company in exchange for certain outstanding warrants in a private offering.  This offering of the Notes to the Buyers shall be in the principal amount of up to five hundred thousand ($500,000) dollars (the “Offering”);

  C.       The terms of the Notes and Warrants are set forth in the Company’s Confidential Offering Summary dated December 12, 2008 (“Offering Summary”);

NOW THEREFORE, the Company and the Buyer hereby agree as follows:

1.       PURCHASE AND SALE OF NOTES AND WARRANTS.

(a) CERTAIN DEFINITIONS.  This Securities Purchase Agreement, the Note, the Security Agreement, the Warrants, and any other agreements delivered together with this Agreement or in connection herewith shall be referred to herein as the “Transaction Documents.”  The Company and the Buyer mutually agree to the terms of each of the Transaction Documents.  For purposes hereof:

“Buyers” means the Buyer, and other buyers of Notes and Warrants pursuant to the Offering.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire, directly or indirectly, at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Person” shall mean an individual, a limited liability company, a partnership, a joint venture, an exempted company, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(b) PURCHASE OF NOTES AND WARRANTS.  Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date (as defined below), the Company shall issue and sell to Buyer and Buyer agrees to purchase from the Company the Note in a principal amount equal to the Subscription Amount (as defined in Section 10) and that number of Warrants to purchase a number of shares determined by multiplying the Subscription Amount up to the Pro Rata Amount (set forth on Schedule A) of Buyer by 55.96, plus the number of Warrants to purchase the number of shares determined by multiplying the Subscription Amount accepted by the Company in excess of the Pro Rata amount by 90 (the “Warrant Amount”).  The Buyer acknowledges that the amount of Notes and Warrants purchased may be allocated among the Buyers by the Company, in its sole discretion, in the manner set forth in the Offering Summary.

(i)   Form of Note.  The Note shall be in the form annexed hereto as EXHIBIT A.

(ii)  Form of Warrant  The Warrant shall be in the form annexed hereto as EXHIBIT B.

(iii) Form Of Payment.  On or before the Closing Date (as defined below), (i) Buyer shall pay the purchase price for the Note and the Warrants to be issued and sold to it at the Closing (as defined below) (the “PURCHASE PRICE”) by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions and shall deliver the outstanding warrants for exchange (“Exchanged Warrants”) duly endorsed for transfer (and cancellation by the Company) in accordance in the manner described in the Company’s Confidential Summary dated November 5, 2008 against delivery of duly executed certificates representing the Note (“Note Certificate”) having an aggregate initial principal amount (the “Original Principal Amount”) equal to the Purchase Price and the number of Warrants equal to the Warrant Amount, and (ii) the Company shall deliver such Note Certificates and Warrants duly executed on behalf of the Company, to such Buyer, against delivery of such Purchase Price.

(iii)  Closing Date.  Subject to the satisfaction or waiver of the terms and conditions of this Agreement, the “Closing” shall occur when subscriber funds representing the aggregate Original Principal Amount of the Note being purchased by the Buyer are transmitted by wire transfer of immediately available funds by Sommer & Schneider LLP, in its capacity as Subscription Agent on Buyer’s behalf to the Company, and the Company’s delivery of the Notes and Warrants to the Subscription Agent. The date of the Closing shall be referred to herein as the “Closing Date.”  The Closing contemplated by this Agreement shall occur on the applicable Closing Date at the offices of the Company, or at such other location as may be agreed to by the parties.  Following the Closing Date, the Subscription Agent will deliver the Notes and Warrants to the Buyer within the later of three business days after receipt of the Exchanged Warrants duly endorsed as aforesaid or the Closing Date.

(v)  Closing Deliveries. On the Closing Date, the Company will deliver certificates representing the applicable Note and Warrants to the Buyer and the Buyer will deliver the Purchase Price and the Exchanged Warrants to the Company.

2.       BUYER’S REPRESENTATIONS AND WARRANTIES. Buyer represents and warrants to the Company solely as to such Buyer that:

   (a)    INVESTMENT PURPOSE. As of the date hereof, the Buyer is purchasing the Note and the Warrants and the shares of Common Stock issuable upon exercise thereof (the “Warrant Shares” and, collectively with the Note and Warrants and Conversion Shares, the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; PROVIDED, HOWEVER, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act and applicable state securities laws.

   (b)    ACCREDITED INVESTOR STATUS. The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

   (c)    RELIANCE ON EXEMPTIONS. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

   (d)    INFORMATION. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a significant degree of risk.

   (e)    GOVERNMENTAL REVIEW. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

   (f)    TRANSFER OR RE-SALE. The Buyer understands that (i) the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred or resold unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Buyer shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope reasonably satisfactory to counsel to the Company) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, (c) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“RULE 144”) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor, or (d) the Securities are sold pursuant to Rule 144 or Rule 144(k); and (ii) any sale of such Securities made in reliance on Rule 144 or Rule 144(k) may be made only in accordance with the terms of said Rule. Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a BONA FIDE margin account or other lending arrangement.

(g)    ORGANIZATION; AUTHORIZATION; ENFORCEMENT. Buyer is a [natural person / (corporation, limited liability company, trust duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized].  Buyer has all requisite power and authority to enter into and perform this Agreement and the Security Agreement and to consummate the transactions contemplated hereby and thereby in accordance with the terms hereof and thereof.  The execution and delivery of this Agreement has been duly and validly authorized and no further consent or authorization of Buyer, or any governing body or security holder of the Buyer, if the Buyer is not a natural person. This Agreement has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes, and upon execution of the Security Agreement, such agreement will constitute, the legal, valid and binding agreements of the Buyer enforceable in accordance with their terms.

(h)    KNOWLEDGE AND EXPERIENCE.  Buyer has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

(i)    CERTAIN TRADING ACTIVITIES. As of the Closing Date the Buyer and its Affiliates have not entered into or effected any “short sales” (as such term is defined in Rule 3b-3 of the 1934 Act) of the Common Stock or hedging transaction which established a net short position with respect to the Common Stock.  For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. Affiliate includes each subsidiary of the Company.

(j)    OWNERSHIP OF EXCHANGED WARRANTS.  As of the Closing Date the Buyer has the complete and absolute right to transfer the Exchanged Warrants to the Company for cancellation, free and clear of any, liens, encumbrances or restrictions on transfer (except restrictions under applicable state and federal securities law) and all necessary action, corporate or otherwise, has been taken to transfer good title to the Exchanged Warrants to the Company for cancellation.

3.            REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to Buyer that, except as set forth on the Company’s disclosure schedules or any update thereto prior to the Closing Date:

(a)      ORGANIZATION AND QUALIFICATION. The Company and each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of their respective incorporation, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. SCHEDULE 3(A) sets forth a list of all of the Subsidiaries of the Company and the jurisdiction in which each is incorporated. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on (i) the Securities, (ii) the business, operations, assets, financial condition or prospects of the Company and its Subsidiaries, if any, taken as a whole, (iii) on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith or (iv) the authority or the ability of the Company to perform its obligation under this Agreement, the Security Agreement, the Note or the Warrants. “Subsidiaries” means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

(b)      AUTHORIZATION; ENFORCEMENT. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Security Agreement, the Note and the Warrants and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Security Agreement, the Note and the Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note and the Warrants and the issuance and reservation for issuance of the Warrant Shares issuable upon exercise of or otherwise pursuant to the Warrants) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required, (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Security Agreement, the Note and the Warrants, each of such agreements and instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with their respective terms.

(c)      CAPITALIZATION. The capitalization of the Company is as described in the Company’s most recent report filed with the Commission.  Except as set forth on SCHEDULE 3(c), the Company has not issued any capital stock since such filing other than pursuant to the employee stock option plan.  Except as disclosed in the Company’s reports filed with the Commission, issued pursuant to the Company’s stock incentive plan or as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.  All of the outstanding shares of capital stock of the Company are validly issued, fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.

No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Upon request, the Company has furnished to the Buyer true and correct copies of the Company’s Certificate of Incorporation as in effect on the date hereof (“Certificate Of Incorporation”), the Company’s By-laws, as in effect on the date hereof (the “By-Laws”), and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Buyers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities.  No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities.  There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(d)      ISSUANCE OF SHARES. Upon exercise of the Warrants in accordance with their respective terms, and receipt of the exercise price therefor, the Warrant Shares, along with any other shares issued pursuant to the terms of the Transaction Documents, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and shall not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.

(e)      ACKNOWLEDGMENT OF DILUTION. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Warrant Shares upon exercise of or otherwise pursuant to the Warrants. The Company’s directors and executive officers have studied and fully understand the nature of the Securities being sold hereunder. The Company further acknowledges that its obligation to issue Warrant Shares upon exercise of or otherwise pursuant to the Warrants in accordance with this Agreement and the Warrants is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company. Taking the foregoing into account, the Company’s Board of Directors has determined, in its good faith business judgment, that the issuance of the Securities hereunder and under the Warrants and the consummation of the transactions contemplated hereby and thereby are in the best interest of the Company and its stockholders.

(f)      NO CONFLICTS. The execution, delivery and performance of each of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Warrant Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws, (ii) trigger any resets of conversion or exercise prices in other outstanding convertible securities, warrants or options of the Company, (iii) trigger the issuance of securities by the Company to any third party, (iv) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (v) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except, in the case of clauses (i), (iv) and (v) above, for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as a Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity the violation of which would have a Material Adverse Effect. Except as specifically contemplated by this Agreement or as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement, the Note or the Warrants in accordance with the terms hereof or thereof or to issue and sell the Note and Warrants in accordance with the terms hereof and to issue Warrant Shares upon exercise of or otherwise pursuant to the Warrants.  All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

(g)      SEC DOCUMENTS; FINANCIAL STATEMENTS.  The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). For purposes of this agreement, “timely filed” shall mean that the applicable document was filed (i) by its original due date under the 1934 Act, or, if a request for an extension was timely filed, (ii) by such extended due date.  The Company has delivered, by reference to the SEC’s website and EDGAR thereunder (www.sec.gov), or made available to Buyer true and complete copies of the SEC Documents.  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior to the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of the Company’s most recent 10-Q or 10-K and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

(h)      ABSENCE OF CERTAIN CHANGES. Except for losses incurred in the ordinary course of business that have been publicly disclosed prior to the date hereof or as set forth on SCHEDULE 3(H) hereof, since the date of the Company’s most recent 10-Q, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations or prospects of the Company or any of its Subsidiaries. For purposes of this Section 3(h), the terms “material adverse change” and “material adverse development” shall exclude continuing losses that are consistent with the Company’s historical losses.

(i)      ABSENCE OF LITIGATION.  Except as disclosed in SCHEDULE 3(I), to the knowledge of the Company or any of its Subsidiaries, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such. SCHEDULE 3(I) contains a complete list and summary description of any known pending or threatened proceeding against or affecting the Company or any of its Subsidiaries, without regard to whether it, if adversely decided, would have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

(j)      PATENTS, COPYRIGHTS, ETC.  The Company and each of its Subsidiaries owns or possesses the requisite licenses or rights to use all Intellectual Property necessary to enable it to conduct its business as now operated, including but not limited to its intellectual property and to the best of the Company’s knowledge, as presently contemplated to be operated in the future), except for such licenses or rights the failure of which to own or possess would not, individually or in the aggregate, have a Material Adverse Effect; there is no claim or action by any person pertaining to, or proceeding pending, or to the Company’s knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, except as otherwise set forth in SCHEDULE 3(J) hereof, to the best of the Company’s knowledge, as presently contemplated to be operated in the future), except for actions or claims which, if adversely decided, would not have a Material Adverse Effect; to the best of the Company’s knowledge, the Company’s or its Subsidiaries’ current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person, and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.  The Company has Existing Liens on its Intellectual Property as detailed in SCHEDULE 3(J) hereof.

(k)      NO MATERIALLY ADVERSE CONTRACTS, ETC. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is reasonably likely in the future to have a Material Adverse Effect that has not been disclosed in the SEC Documents. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company’s officers has or is reasonably likely to have a Material Adverse Effect that has not been disclosed in the SEC Documents.

(l)      TAX STATUS. Except as set forth on SCHEDULE 3(L), the Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. Except as set forth on SCHEDULE 3(L), none of the Company’s tax returns is presently being audited by any taxing authority.

(m)      DISCLOSURE. To the best of the Company’s knowledge, all information relating to or concerning the Company or any of its Subsidiaries set forth in this Agreement and provided to the Buyer pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which has not been publicly announced or disclosed but under applicable law, rule or regulation, requires public disclosure or announcement by the Company (assuming for this purpose that the Company’s reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

(n)      ACKNOWLEDGMENT REGARDING BUYER’S PURCHASE OF SECURITIES. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and that any statement made by Buyer or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyer’s purchase of the Securities and has not been relied upon by the Company, its officers or directors in any way. The Company further represents to Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

(o)      NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyer. The issuance of the Securities to the Buyer will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any stockholder approval provisions applicable to the Company or its securities.

(p)      NO BROKERS.  Other than as set forth on SCHEDULE 3(P), the Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments relating to this Agreement or the transactions contemplated hereby.  The Company shall indemnify and hold harmless each of Buyer, its employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney’s fees) and expenses suffered in respect of any such claimed or existing fees.

(q)      PERMITS; COMPLIANCE. The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the “Company

Permits”), except where the failure to so possess any such Company Permits would not have a Material Adverse Effect, and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. To the best of the Company’s knowledge, neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.  Since December 31, 2007, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

(r)         ENVIRONMENTAL MATTERS.

(i)     Except as set forth in SCHEDULE 3(r), there are, to the Company’s knowledge, with respect to the Company or any of its Subsidiaries or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company’s knowledge, threatened in connection with any of the foregoing. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(ii)     Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company’s or any of its Subsidiaries’ business.

(iii)     There are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in compliance with applicable law.

(s)           TITLE TO PROPERTY. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

(t)            INSURANCE. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(u)           INTERNAL ACCOUNTING CONTROLS. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company’s board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(v)            FOREIGN CORRUPT PRACTICES. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(v)            NO INVESTMENT COMPANY. The Company is not, and upon the issuance and sale of the Securities as contemplated by this Agreement will not be an “investment company” required to be registered under the Investment Company Act of 1940 (an “INVESTMENT COMPANY”). The Company is not controlled by an Investment Company.

(w)           NO MARKET MANIPULATION. The Company has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock of the Company to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

(y)           STOP TRANSFER.  The Securities, when issued, will be restricted securities. The Company will not issue any stop transfer order or other order impeding the sale,

resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Buyer.

(z)           NO UNDISCLOSED LIABILITIES. The Company has no liabilities or obligations which are material, individually or in the aggregate, other than those incurred in the ordinary course of the Company’s businesses which have been disclosed in the Company’s public filings and which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(aa)         NO UNDISCLOSED EVENTS OR CIRCUMSTANCES.  Other than events or circumstances which have been disclosed in the Company’s public filings made no less that 48 hours immediately preceding the Closing, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

(bb)         NO DISAGREEMENTS WITH ACCOUNTANTS AND LAWYERS. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers.

(cc)         TRANSACTIONS WITH AFFILIATES.  Except as set forth in the SEC Documents filed at least 48 hours prior to the Closing Date and other than the grant of stock options, none of the officers, directors or employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company or any of its Subsidiaries, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

4.     COVENANTS.

(a)           BEST EFFORTS. The parties shall use their best efforts to satisfy timely each of the conditions described in Sections 7 and 8 of this Agreement.

(b)           FORM D; BLUE SKY LAWS. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyer at the Closing pursuant to this Agreement under applicable securities or “blue sky”

laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to Buyer on or prior to the Closing Date.

(c)           REPORTING STATUS. The Company’s Common Stock is registered under Section 12(g) of the 1934 Act. So long as any Buyer beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act (“1934 Act Filings”), and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

(d)           USE OF PROCEEDS. The Company shall use the proceeds from the sale of the Note and the Warrants for general corporate purposes.

(e)           SECURITIES LAWS DISCLOSURE; PUBLICITY.  The Company shall, by 5:30 p.m. New York Time on the fourth business day following the Closing Date, issue a Current Report on Form 8-K, disclosing the material terms of the transactions contemplated hereby and including the Transaction Documents as exhibits thereto.  No Buyer shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Buyer, or include the name of any Buyer in any filing with the Commission or any regulatory agency or any market or exchange, without the prior written consent of such Buyer, except (i) as required by federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Documents (including signature pages thereto) with the SEC and (ii) to the extent such disclosure is required by law or regulations of the Principal Market, in which case the Company shall provide the Buyers with prior notice of such disclosure permitted under this subclause (ii).

(g)           FINANCIAL INFORMATION. The Company agrees to send, or make available via public filings on the internet, the following reports to Buyer until Buyer transfers, assigns, or sells all of the Securities: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K; (ii) within one (1) day after release, copies of all press releases issued by the Company or any of its Subsidiaries; and (iii) contemporaneously with the making available or giving to the stockholders of the Company, copies of any notices or other information the Company makes available or gives to such stockholders.

(h)           CORPORATE EXISTENCE. So long as a Buyer beneficially owns any portion of the Note or Warrants, the Company shall maintain its corporate existence in good standing and remain a “Reporting Issuer” (defined as a Company which files periodic reports under the Exchange Act)..

(i)            NO INTEGRATION. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the

Securities being offered or sold hereunder under the 1933 Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

(j)            EQUAL TREATMENT OF BUYERS.  No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Agreements unless the same consideration is also offered to all of the parties to the Transaction Agreements.

5.  SECURED DEBT.  The Borrower hereby represents that there are no liens or encumbrances on the Collateral (as defined in the Security Agreement).  The Company agrees that from the Issue Date of the Notes through the date that all of the Notes have been paid in full or converted in full (the “Covered Period”), the Company shall not enter into, create, incur, assume or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance (collectively, “Liens”) upon the Collateral other than the Liens contemplated by the Security Agreement.  Before entering into any future debt with a third party, the Company shall first obtain a subordination agreement, satisfactory to Buyer, from the proposed debt holder.

6.  LEGENDS.

(a)  The Warrant Shares, together with any other shares of Common Stock that are issued or issuable pursuant to the Transaction Documents shall be referred to herein as the “Issued Common Shares.”  Certificates evidencing the Issued Common Shares shall not contain any legend restricting the transfer thereof (including the legend set forth in Section 2(e) of the Note): (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Issued Common Shares pursuant to Rule 144, or (iii) if such Issued Common Shares are eligible for sale under Rule 144(b)(1)(i), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) (collectively, the “Unrestricted Conditions”).. If the Unrestricted Conditions are met at the time of issuance of Issued Common Shares, then such Issued Common Shares shall be issued free of all legends.  The Company agrees that following such time as the Unrestricted Conditions are met or such legend is otherwise no longer required under this Section 6(b), it will, no later than three Trading Days following the delivery by a Buyer to the Company or the Company’s transfer agent of a certificate representing Issued Common Shares, as applicable, issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Buyer a certificate representing such shares that is free from all restrictive and other legends.

(b)  Each Buyer, severally and not jointly with the other Buyers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 6 is predicated upon the Company’s reliance that the Buyer will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein.

7.             CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL. The obligation of the Company hereunder to issue and sell the Note and Warrants to a Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a)     The Buyer shall have executed each of the Transaction Documents, and delivered the same to the Company.

(b)     The Buyer shall have delivered the applicable Purchase Price in accordance with Section 1(b) above.

(c)     The Buyer shall have delivered the original Series B Warrants to the Company.

(d)     The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the applicable Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

(e)     No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

8.             CONDITIONS TO BUYER’S OBLIGATION TO PURCHASE. The obligation of Buyer hereunder to purchase the Note and Warrants at each Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for such Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion:

(a)     The Company shall have executed this Agreement and the Security Agreement, and delivered the same to the Buyer.

(b)     The Company shall have delivered to such Buyer the duly executed Note and Warrants in accordance with Section 1 above.

(c)     The representations and warranties of the Company contained in this Agreement, as modified by the Exhibits and Schedules hereto, shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(d)     No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

9.             GOVERNING LAW; MISCELLANEOUS.

(a)     GOVERNING LAW.  The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of New York applicable to agreements executed and to be performed solely within such State without regard to conflicts of laws.

(b)     JURISDICTION.  Any judicial proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement or any matter related hereto may be brought in the courts of the State of New York, New York County, or in the United States District Court for the Southern District of New York, and, by execution and delivery of this Agreement, each of the parties to this Agreement accepts the exclusive jurisdiction of such courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.  The prevailing party or parties in any such litigation shall be entitled to receive from the losing party or parties all costs and expenses, including reasonable counsel fees, incurred by the prevailing party or parties.

(c)     COUNTERPARTS; SIGNATURES BY FACSIMILE. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(d)     HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(e)     SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

(f)     ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and supersede all previous communication, representation, or Agreements whether oral or written, between the parties with respect to the matters covered herein. Except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters.  The Agreement may not be orally modified. Only a modification in writing, signed authorized representatives of both parties will be enforceable.  The parties waive the right to rely on any oral representations made by the other party, whether in the past or in the future, regarding the subject matter of the Agreement, the instruments referenced herein or any other dealings between the parties related to investments or potential investments into the Company or any securities transactions or potential securities transactions with the Company.

(g)     INDEPENDENT NATURE OF BUYERS’ OBLIGATIONS AND RIGHTS.  The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document.  Nothing contained herein or in any Transaction Document, and no action taken by any Buyer pursuant thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Buyer shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.  Each Buyer has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.

(h)     NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

(i)     SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2(f), Buyer may assign its rights hereunder to any person that purchases Securities in a private transaction from a Buyer or to any of its “affiliates,” as that term is defined under the 1934 Act, without the consent of the Company.

(j)     THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(k)     SURVIVAL. The representations and warranties of the parties hereto contained in this Agreement shall survive the Closing hereunder for a period of one (1) year after each Closing contemplated by this Agreement notwithstanding any due diligence investigation conducted by or on behalf of the Buyer.

(l)     INDEMNIFICATION.  The Company (the “INDEMNIFYING PARTY”) agrees to indemnify and hold harmless the Buyer and all its officers, directors, employees, agents, members and managers (the “INDEMNIFIED PARTY”) for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in Sections 3 and 4 hereof or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred with respect to claims by third parties.

Promptly after receipt of notice of the commencement of any action against an Indemnified Party, such Indemnified Party shall notify the Indemnifying Party in writing of the commencement thereof and the basis hereunder upon which a claim for indemnification is asserted, but the failure to do so shall not relieve the Indemnifying Party of its obligations hereunder except to the extent the Indemnifying Party is materially prejudiced by such failure. In the event of the commencement of any such action, the Indemnifying Party shall be entitled to participate therein and to assume the defense thereof with counsel satisfactory to the Indemnified Party, and, after notice from the Indemnifying Party to the Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to the Indemnified Party hereunder for any legal expenses (including attorneys’ fees) subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, the Indemnified Party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred.

As to cases in which the Indemnifying Party has assumed and is providing the defense for the Indemnified Party, the control of such defense shall be vested in the Indemnifying Party; provided that the consent of the Indemnified Party shall be required prior to any settlement of such case or action, which consent shall not be unreasonably withheld. As to any action, the party which is controlling such action shall provide to the other party reasonable information (including reasonable advance notice of all proceedings and depositions in respect thereto) regarding the conduct of the action and the right to attend all proceedings and depositions in respect thereto through its agents and attorneys, and the right to discuss the action with counsel for the party controlling such action.

(m)     FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(n)     NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(o)     REMEDIES. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to Buyer, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that Buyer shall be entitled, in addition to all other available remedies in law or in equity, to an injunction or injunctions to prevent or cure any breaches of the provisions of this Agreement and to enforce specifically the terms and provisions of this Agreement, without the necessity of showing economic loss and without any bond or other security being required.

[SIGNATURE PAGES FOLLOW]

10.          PRINCIPAL AMOUNT AND PURCHASE PRICE.  Buyer subscribes for a Note in the Original Principal Amount of $         (1) (“Subscription Amount”) against payment by wire transfer in the amount of the Subscription Amount.

The undersigned acknowledges that this Agreement and the subscription represented hereby shall not be effective unless accepted by the Company as indicated below.

IN WITNESS WHEREOF, the undersigned Buyer does represent and certify under penalty of perjury that the foregoing statements are true and correct and that Buyer by the following signature(s) executed this Agreement.

Dated this       day of                           ,             .

Your Signature	PRINT EXACT NAME IN WHICH YOU WANT THE SECURITIES TO BE REGISTERED

DELIVERY INSTRUCTIONS:
Name: Please Print	Please type or print address where your securities are to be delivered

ATTN.:
Title/Representative Capacity (if applicable)

Name of Company You Represent (if applicable)	Street Address

Place of Execution of this Agreement	City, State or Province, Country, Offshore Postal Code

Phone Number (For Federal Express) and Fax Number (re: Notice)

WITH A COPY TO :
Please type or print address where copies are to be delivered

ATTN.:

Street Address

City, State or Province, Country, Offshore Postal Code

Phone Number (For Federal Express) and Fax Number (re: Notice)

(1) Or such lesser amount as determined in accordance with the Confidential Offering Summary dated December 12, 2008.

THIS AGREEMENT IS ACCEPTED BY THE COMPANY IN THE AMOUNT OF $              ON THE        DAY OF                      ,            .

CALLISTO PHARMACEUTICALS, INC.

By:
Print Name:	Gary S. Jacob
Title:	Chief Executive Office